                                                                    Exhibit 21.1

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Corporate Directory
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
TENNECO AUTOMOTIVE INC. (DELAWARE)
     AUTOPARTES WALKER S.A. DE C.V.  (MEXICO).............................................................<1
         (The Pullman Company owns >99%; and
         Tenneco Automotive Inc. owns <1%)
     MONROE-MEXICO S.A. DE C.V. (MEXICO)..................................................................<1
         (Autopartes Walker, S.A. de C.V. owns >99%;
         and each of Proveedora Walker and Tenneco Automotive
         owns <1%)
     TENNECO AUTOMOTIVE INC. (NEVADA).....................................................................100
         TENNECO AUTOMOTIVE BRASIL LTDA. (BRAZIL).........................................................<1
         (Tenneco Brazil Ltda. owns >99%; and
         Tenneco Automotive owns <1%)
     TENNECO AUTOMOTIVE CHINA COMPANY (SHANGHAI) LTD......................................................33.95
         (Tenneco Automotive Inc. owns 33.95% and
         Tenneco Automotive Operating Company Inc. owns 66.05%)
     TENNECO AUTOMOTIVE OPERATING COMPANY INC.............................................................100
         Beijing Monroe Automobile Shock Absorber Company Limited (PRC)...................................51
              (Tenneco Automotive Operating Company Inc. owns 51%; and
              an unaffiliated company owns 49%)
         Chongqing Walker Exhaust System Co. Ltd..........................................................60
              (Tenneco Automotive Operating Company Inc. owns 60%; and
              an unaffiliated company owns 40%)
         Dalian Walker-Gillet Automobile Muffler Co. Ltd. (PRC)...........................................60
              (Tenneco Automotive Operating Company Inc. owns 60%; and
              an unaffiliated company owns 40%)
              Walker-Eberspacher Automotive Exhaust System Co., Ltd.......................................25
                  (Tenneco Automotive Operating Company owns 30%; and
                  Dalian Walker-Gillet Automobile Muffler Company Ltd.
                  owns 25% and an unaffiliated entity owns 45%).
         Futaba-Walker U.K. Limited.......................................................................49
              (Tenneco Automotive Operating Company Inc. owns 49%; and
              an unaffiliated company owns 51%)
         McPherson Strut Company Inc. (Delaware)..........................................................100
         Precision Modular Assembly Corp. (Delaware)......................................................100
         Shanghai Walker Exhaust Company, Ltd. (Peoples Republic of China)................................55
              (Tenneco Automotive Operating Company Inc. owns 55%; and
              an unaffiliated company, owns 45%)
         Tenneco Asheville Inc. (Delaware)................................................................100
         Tenneco Asia Inc. (Delaware).....................................................................100
         Tenneco Automotive China Company (Shanghai) Ltd..................................................66.05
         (Tenneco Automotive Inc. owns 33.95% and
         Tenneco Automotive Operating Company Inc. owns 66.05%)

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
         Tenneco Automotive Japan Ltd. (Japan)............................................................100
         Tenneco Automotive Foreign Sales Corporation Limited (Jamaica)
         Tenneco Automotive Nederlands B.V. (Netherlands).................................................100
         Tenneco Automotive RSA Company (Delaware)........................................................100
         Tenneco Automotive (Thailand) Limited (Thailand).................................................>99
              (Tenneco Automotive Operating Company Inc. owns >99%; and
              individuals each own <1%)
              Walker Exhaust Co. Ltd. (Thailand)..........................................................<100
                  (Tenneco Automotive Thailand owns all shares
                  except for one share held 80% by three employees and 20%
                  by Yarnapund Ltd.)
         Tenneco Automotive Trading Company (Delaware)....................................................100
         Tenneco Europe Limited (Delaware)................................................................100
              Wimetal S. A. (France)......................................................................<1
                  (Tenneco Europe Limited owns <1%; Walker Limited
                  owns <1%; Tenneco Automotive France S.A. owns> 99%;
                  and unaffiliated persons own <1%)
         Tenneco India Eng. & Shared Services (India).....................................................100
         Tenneco International Holding Corp. (Delaware)...................................................100
              Tenneco Automotive Europe N.V. (Belgium)....................................................>99
                  (Tenneco International Holdings Corp. owns >99%; and
                  Tenneco Global Holdings, Inc. owns <1%).................................................
              Tenneco Automotive France S.A. (France).....................................................<1
                      (Tenneco International Holding Corp. owns > 99%;
                      and each of Walker Europe, Inc., Tenneco Automotive
                      Europe N.V. and unaffiliated persons owns <1%)
                  Gillet Tubes Technologies S.A. (France).................................................<1
                      (Tenneco Automotive France S.A. owns >99%;
                      and each of Wimetal S.A. (France ),Tenneco Automotive
                      Services, SAS, Tenneco Automotive Europe N.V., and
                      unaffiliated persons owns <1% )
              Tenneco Automotive France S.A. (France).....................................................>99
                  (Tenneco International Holding Corp. owns > 99%;
                  and each of Walker Europe, Inc., Tenneco Automotive
                  Europe N.V. and unaffiliated persons owns <1%)
                  Gillet Tubes Technologies S.A. (France).................................................>99
                      (Tenneco Automotive France S.A. owns >99%;
                      and each of Wimetal S.A. (France ),Tenneco Automotive
                      Services, SAS, Tenneco Automotive Europe N.V., and
                      unaffiliated persons owns <1% )
                  Monroe Packaging BVBA (Belgium).........................................................<1
                      (Tenneco Automotive Europe N.V. owns >99%; and
                      Tenneco Automotive France S.A. owns <1%)

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
                  Tenneco Automotive Italia S.r.l. (Italy)................................................15
                      (Tenneco International Holding Corp. owns 85%; and
                      Tenneco Automotive France S.A. owns 15%)
                  Tenneco Automotive Europe Coordination Center BVBA (Belgium)............................<1
                      (Tenneco Automotive Europe N.V. owns >99%; and
                      Tenneco Automotive France S.A. owns <1%)
                  Wimetal S.A. (France)...................................................................>99
                      (Tenneco Europe Limited owns <1%; Walker Limited
                      owns <1%; Tenneco Automotive France S.A. owns>99%;
                      and unaffiliated persons own the remainder)
                           Gillet Tubes Technologies S.A. (France)........................................<1
                               (Tenneco Automotive France S.A. owns >99%;
                               and each of Wimetal S.A. (France),Tenneco Automotive
                               Services, SAS, Tenneco Automotive Europe N.V., and
                               unaffiliated persons owns <1%)
              Tenneco Automotive Europe N.V. (Belgium)....................................................>99
                  (Tenneco International Holding Corp. owns >99%; and
                  Tenneco Global Holdings Inc. owns <1%)
                  Gillet Tubes Technologies SA............................................................<1
                      (Tenneco Automotive France S.A. owns >99%,
                      and each of Wimetal S.A. (France),Tenneco Automotive
                      Services, SAS, Tenneco Automotive Europe N.V., and
                      unaffiliated persons own the remainder)
                  Monroe Amortisor Imalat Ve Ticaret A.S. (Turkey)........................................>99
                      (Tenneco Automotive Europe N.V. owns >99%; and
                       unaffiliated persons own <.15%)
                  Monroe Packaging BVBA (Belgium).........................................................>99
                      (Tenneco Automotive Europe N.V. owns >99%; and Tenneco
                       Automotive France S.A. owns <1%)
                  Tenneco Automotive Europe Coordination Center BVBA (Belgium)............................>99
                      (Tenneco Automotive Europe N.V. owns >99%; and Tenneco
                       Automotive France S.A. owns <1%)
                  Tenneco Automotive France S.A. (France).................................................<1
                      (Tenneco International Holding Corp. owns >99%;
                      and each of Walker Europe, Inc., Tenneco Automotive
                      Europe N.V. and unaffiliated persons owns <1%)
              Tenneco Automotive Italia S.r.l. (Italy)....................................................85
                  (Tenneco International Holding Corp. owns 85%; and Tenneco
                   Automotive France, S.A. owns 15%)
              Tenneco Automotive Polska Sp. z.O.O. (Poland)...............................................<1
                  (Tenneco International Holding Corp. owns <1%; and
                  Tenneco Global Holdings  Inc. owns >99%)
              Tenneco Automotive Services SAS (France)....................................................100

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Corporate Directory
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
                  Gillet Tubes Technologies S.A. (France).................................................<1
                      (Tenneco Automotive France S.A. owns >99%;
                      and each of Wimetal S.A. (France),Tenneco Automotive
                      Services, SAS, Tenneco Automotive Europe N.V., and
                      unaffiliated persons owns <1%)
              Tenneco Automotive Sverige A.B. (Sweden)....................................................100
              Tenneco Canada Inc. (Canada)................................................................100
                  Tenneco Australia Group Pty. Ltd........................................................100
                      Monroe Australia Pty. Limited (Australia)...........................................100
                           Monroe Springs Australia Pty. Ltd. (Australia).................................100
                           Monroe Superannuation Pty. Ltd. (Australia)....................................100
                           Walker Australia Pty. Limited (Australia)......................................100
              Tenneco Global Holdings Inc. (Delaware).....................................................100
                  Fric-Rot S.A.I.C. (Argentina)...........................................................55
                      (Tenneco Global Holdings Inc. owns 55%;
                      Maco Inversiones S.A. owns 44.85%; and
                      unaffiliated parties own .15%)
                  Maco Inversiones S.A. (Argentina).......................................................>99
                      (Tenneco Global Holdings Inc. owns >99%; and
                      an unaffiliated party owns <1%)
                      Fric-Rot S.A.I.C. (Argentina).......................................................44.85
                           (Maco Inversiones S.A. owns 44.85%;
                           Tenneco Global Holdings Inc. owns 55%; and
                           unaffiliated parties own .15%)
                  Monroe Springs (New Zealand) Pty. Ltd. (New Zealand)....................................100
                  Monroe Czechia s.r.o. (Czech Republic)..................................................100
                  Tenneco Automotive Europe N.V (Belgium).................................................<1
                      (Tenneco Global Holdings Inc. owns <1%;
                      Tenneco International Holding Corp. owns >99%)
                  Tenneco Automotive Iberica, S.A. (Spain)................................................100
                  Tenneco Automotive Polska Sp. z.O.O. (Poland)...........................................>99
                      (Tenneco Global Holdings Inc. owns >99%; and
                      Tenneco International Holding Corp. owns <1%)
                  Tenneco Automotive Romania Srl (Romania)................................................100
                  Tenneco Mauritius Limited (Mauritius)...................................................100
                      Hydraulics Limited (India)..........................................................51
                           (Tenneco Mauritius Limited owns 51% and
                           an unaffiliated company, owns 49%)
                           Renowned Auto Products Manufacturers Ltd. (India)..............................>99
                                     (Hydraulics Limited owns >99%; and
                                     non-affiliates own <1%)
                  Tenneco Mauritius Holdings Ltd. (Mauritius).............................................100
                      Tenneco Automotive India Private Limited (India)....................................100

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Corporate Directory
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
                           Walker Exhaust India Private Limited (India)...................................>99
                                     (Tenneco Automotive India Private Limited owns
                                     >99%; and an unaffiliated party owns <1%)
                      Tenneco Holdings Danmark A/S (Denmark)..............................................100
                  Armstrong Hydraulics South Africa (Pty.) Ltd. (South Africa)............................75
                      (Tenneco Holdings Danmark A/S owns 74.9%; and
                      an unaffiliated entity owns 25.1%)
                  Armstrong Properties (Pty.) Ltd. (South Africa).........................................75
                      (Tenneco Holdings Danmark A/S owns 74.9%; and
                      an unaffiliated entity owns 25.1%)
                  Gillet Exhaust Technologie Pty Ltd (South Africa).......................................100
                  Kinetic Pty Ltd. (Australia)............................................................100
                  Monroe Manufacturing (Pty.) Ltd. (South Africa).........................................75
                      (Tenneco Holdings Danmark A/S owns 74.9%; and
                      an unaffiliated entity owns 25.1%)
                  Tenneco Automotive Eastern Europe (Poland)..............................................100
                  Tenneco Automotive Holdings South Africa Pty. Ltd. (South Africa).......................75
                      (Tenneco Holdings Danmark A/S owns 74.9%; and
                      an unaffiliated entity owns 25.1%)
                  Tenneco Automotive Port Elizabeth (Pty) Limited (South Africa)..........................100
                  Tenneco Automotive Portugal - Componentes para
                      Automovel, S.A. (Portugal)..........................................................100
                  Tenneco Automotive Volga LLC (Russia)...................................................100
                  Walker Danmark ApS (Denmark)............................................................100
              Walker-Eberspacher Automotive Exhaust System Co., Ltd.......................................30
                  (Tenneco Automotive Operating Company owns 30%; and
                  Dalian Walker Gillet Automobile Muffler Company Ltd.
                  owns 25% and an unaffiliated entity owns 45%)
              Walker Europe, Inc. (Delaware)..............................................................100
                  Tenneco Automotive France S.A. (France).................................................<1
                      (Tenneco International Holding Corp. owns > 99%;
                      and each of Walker Europe, Inc., Tenneco Automotive
                      Europe N.V. and unaffiliated persons owns <1%)
         The Pullman Company (Delaware)...................................................................100
              Autopartes Walker S.A. de C.V.  (Mexico)....................................................>99
                  (The Pullman Company owns >99%; and
                  Tenneco Automotive Inc. owns <1%)
                  Monroe-Mexico S.A. de C.V. (Mexico).....................................................>99
                      (Autopartes Walker, S.A. de C.V. owns >99%;
                      and each of Proveedora Walker and Tenneco Automotive
                      own less than <1%)
                      Tenneco Automotive Servicios de Mexico, S.A. de C.V. (Mexico).......................0.01
                           (Monroe-Mexico, S.A. de C.V. owns <1%; and
                           Proveedora Walker S. de R.L. de C.V. owns >99%)

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Corporate Directory
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
                      Proveedora Walker S. de R.L. de C.V. (Mexico) ......................................>99
                           (Autopartes Walker S.A. de C.V.owns >99%; and
                           Monroe Mexico S.A. de C.V. owns <1%)
                           Monroe-Mexico S.A. de C.V. (Mexico)............................................<1
                                     (Autopartes Walker, S.A. de C.V. owns >99%;
                                      and each of Proveedora Walker and Tenneco
                                      Automotive own <1%)
                           Proveedora Walker S. de R.L. de C.V. (Mexico) .................................<1
                                           (Autopartes Walker S.A. de C.V.owns >99%; and
                                           Monroe Mexico S.A. de C.V. owns <1%
                      Tenneco Automotive Servicios de Mexico, S.A. de C.V. (Mexico).......................>99
                           (Proveedora Walker S. de R.L. de C.V. owns >99%, and
                            Monroe-Mexico, S.A. de C.V. owns <1%)
              Clevite Industries Inc. (Delaware)..........................................................100
              Peabody International Corporation (Delaware)................................................100
                  Barasset Corporation (Ohio).............................................................100
                  Peabody Galion Corporation (Delaware)...................................................100
                  Peabody Gordon-Piatt, Inc. (Delaware)...................................................100
                  Peabody N.E., Inc. (Delaware)...........................................................100
                  Peabody-Myers Corporation (Illinois)....................................................100
                  Pullman Canada Ltd. (Canada)............................................................61
                      (Peabody International Corporation owns 61%; and
                      The Pullman Company owns 39%)
                  Tenneco Automotive China Inc. (Delaware)................................................100
              Pullman Canada Ltd. (Canada)................................................................39
                  (The Pullman Company owns 39%; and
                  Peabody International Corporation owns 61%)
              Pullman Standard Inc. (Delaware)............................................................100
              Tenneco Brazil Ltda. (Brazil)...............................................................>99
                  (The Pullman Company owns >99%; and
                  an unaffiliated  individual owns <1%)
                  Tenneco Automotive Brasil Ltda. (Brazil)................................................>99
                      (Tenneco Brazil Ltda. owns >99%; and
                      Tenneco Automotive owns <1%)
         Thompson and Stammers (Dunmow) Number 6 Limited (United Kingdom).................................100
         Thompson and Stammers (Dunmow) Number 7 Limited (United Kingdom).................................100
         Walker-Eberspacher Automotive Exhaust System Co., Ltd............................................
         TMC Texas Inc. (Delaware)........................................................................100
         Walker Electronic Silencing Inc. (Delaware)......................................................100
         Walker Europe, Inc. (Delaware)...................................................................100
              Tenneco Automotive France S.A. (France).....................................................<1
                  (Tenneco International Holding Corp. owns >99%;
                  and each of Walker Europe, Inc., Tenneco Automotive

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Corporate Directory
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
                  Europe N.V. and unaffiliated persons owns <1%)
         Walker Limited (United Kingdom)..................................................................100
              Tenneco Automotive UK Limited (United Kingdom)..............................................100
                  Gillet Exhaust Manufacturing Limited (United Kingdom)...................................100
                  Gillet Pressings Cardiff Limited (United Kingdom).......................................100
                  The Tenneco Automotive (UK) Pension Scheme Trustee Limited..............................100
                  Walker UK Ltd (United Kingdom)..........................................................100
                      J.W. Hartley (Motor Trade) Limited (United Kingdom).................................100
                      Tenneco - Walker (U.K.) Ltd. (United Kingdom).......................................100
              Tenneco Management (Europe) Limited (United Kingdom)........................................100
              Wimetal S. A. (France)......................................................................<1
                  (Tenneco Europe Limited owns <1%; Walker Limited
                  owns <1%; Tenneco Automotive France S.A. owns>99%;
                  and unaffiliated persons own the remainder)
         Walker Manufacturing Company (Delaware)..........................................................100
              Ced's Inc. (Illinois).......................................................................100
     TENNECO DEUTSCHLAND HOLDINGGESELLSCHAFT MBH (GERMANY)................................................100
         Gillet Unternehmesverwaltungs GmbH (Germany).....................................................100
         Heinrich Gillet GmbH (Germany)...................................................................100
              Elgira Montagebetrieb fur Abgasanlagen Rastatt GmbH (Germany)...............................50
                  (Heinrich Gillet GmbH  owns 50%; and an unaffiliated
                   party owns 50%)
              Gillet-Abgassysteme Zwickau Gmbh (Germany)..................................................100
                  Elagest AB (Sweden).....................................................................50
                      (Gillet-Abgassysteme Zickau GmbH owns 50%; and an
                       unaffiliated party owns 50%)
              Mastra-Gillet Industria e Comercio Ltda. (Brazil)...........................................50
                  (Heinrich Gillet GmbH owns 50%; and
                  an unaffiliated company, owns 50%)
              Montagewerk Abgastechnik Emden GmbH (Germany)...............................................50
                  (Heinrich Gillet GmbH owns 50%; and an unaffiliated
                  party owns 50%)
         Tenneco Automotive Deutschland GmbH (Germany)....................................................100
         Walker Gillet (Europe) GmbH (Germany)............................................................100

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